Report of Votes of Shareholders
A special meeting of shareholders of Neuberger Berman
Municipal Impact Fund (formerly, Neuberger Berman
New York Municipal Income Fund) (the "Fund"), a series of Neuberger Berman Income Funds, was held on June
13, 2018. Shareholders voted on the following matter:

Proposal-To approve a change to the Fund's fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes, to add that the Fund may invest in other investments that provide investment exposure to securities of municipal issuers that provide interest income that is exempt from federal income tax, and to add that the phrase "net assets" in the fundamental policy includes any borrowings for investment purposes.

Number of shares
Votes For
1,209,051

Votes Against
384,480

Abstentions
101,863

Broker Non-Votes
-

Total
1,695,394